EXHIBIT 10.1

                                                             TRANSFERABLE

                              THE  TIMKEN  COMPANY

                       Nonqualified Stock Option Agreement

        WHEREAS, _____________(the "Optionee") is an employee of The Timken Company (the "Company");

        WHEREAS, the execution of a stock option agreement in the form hereof has been authorized by a resolution of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company that was duly adopted on April 21, 1998 (the "Date of Grant"), and is incorporated herein by this reference; and

        WHEREAS, the option granted hereby is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under
        Section 422 of the Internal Revenue Code of 1986;

        NOW, THEREFORE, pursuant to the Company's Long-term Incentive Plan (as Amended and Restated as of December 20, 1995) (the "Plan") and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company hereby grants to the Optionee (i) a nonqualified stock option (the "Option") to purchase __________ shares of the Company's common stock without par value (the "Common Shares") at the exercise price of thirty-three and three-fourths dollars ($33.75) per Common Share (the "Exercise Price") and (ii) the right to receive dividend equivalents payable in Common Shares on a deferred basis (the "Deferred Dividend Shares") or, at the discretion of the Committee, in cash, with respect to the Common Shares covered by any unexercised portion of the Option.

        1. Vesting of Option. (a) Unless terminated as hereinafter provided, the Option shall be exercisable to the extent of one-fourth (1/4th) of the Common Shares covered by the Option after the Optionee shall have been in the continuous employ of the Company or a subsidiary for one full year from the Date of Grant and to the extent of an additional one-fourth (1/4th) thereof after each of the next three successive years thereafter during which the Optionee shall have been in the continuous employ of the Company or a subsidiary. For the purposes of this agreement:
        "subsidiary" shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; the continuous employment of the Optionee with the Company or a subsidiary shall not be deemed to have been
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        interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or a subsidiary, by reason of the transfer of his employment among the Company and its subsidiaries.

        (b) Notwithstanding the provisions of Section 1(a) hereof, the Option shall become immediately exercisable in full upon any change in control of the Company that shall occur while the Optionee is an employee of the Company or a subsidiary. For the purposes of this agreement, the term "change in control" shall mean the occurrence of any of the following events:

        (i) all or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51 percent of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the acquiring corporation or entity is owned, directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

        (ii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report thereto), as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange
        Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation thereto under the Exchange Act) of securities representing 30 percent or more of the combined voting power of the then-outstanding voting securities of the Company; or

        (iii) the Company shall file a report or proxy statement with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form, report or item thereto) that a change in control of the Company has or may have occurred, or will or may occur in the future, pursuant to any then-existing contract or transaction; or

        (iv) the individuals who constituted the Board at the beginning of any period of two consecutive calendar years cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's shareholders of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board still in office who were members of the Board at the beginning of any such period.

        In the event that any person described in Section 1(b)(ii) hereof files an amendment to any report referred to in Section 1(b)(ii) hereof that shows the beneficial ownership described in Section 1(b)(ii) hereof to have decreased to less than 30 percent, or in the event that any anticipated change in control referred to in
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        Section 1(b)(iii) hereof does not occur following the filing with the SEC of any report or proxy statement described in
        Section 1(b)(iii) hereof because any contract or transaction referred to in Section 1(b)(iii) hereof is canceled or abandoned, the Committee may nullify the effect of Section 1(b)(ii) or 1(b)(iii) hereof, as the case may be, and reinstate the provisions of Section 1(a) hereof by giving notice thereof to the Optionee; provided, however, that any such action by the Committee shall not prejudice any exercise of the Option that may have occurred prior to the nullification and reinstatement. The provisions of Section 1(b)(ii) hereof shall again become automatically effective following any such nullification of the provisions thereof and reinstatement of the provisions of Section 1(a) hereof in the event that any person described in Section 1(b)(ii) hereof files a further amendment to any report referred to in Section 1(b)(ii) hereof that shows the beneficial ownership described in Section 1(b)(ii) hereof to have again increased to 30 percent or more.

        (c) Notwithstanding the provisions of Section 1(a) hereof, the Option shall become immediately exercisable in full if the Optionee should die or become permanently disabled (within the meaning of the Company's long-term disability plan) while in the employ of the Company or any subsidiary, or if the Optionee should retire under a retirement plan of the Company or any subsidiary (i) at or after age 62 or (ii) at an earlier age with the consent of the Company.

        (d) To the extent that the Option shall have become exercisable in accordance with the terms of this agreement, it may be exercised in whole or in part from time to time thereafter.

        2. Termination of Option. The Option shall terminate automatically and without further notice on the earliest of the following dates:

        (a) thirty days after the date upon which the Optionee ceases to be an employee of the Company or a subsidiary, unless the cessation of his employment (i) is a result of his death, disability or retirement with the Company's consent or (ii) follows a change in control;

        (b) five years after the date upon which the Optionee ceases to be an employee of the Company or subsidiary (i) as a result of his disability, (ii) as a result of his retirement with the Company's consent, unless he is also a director of the Company who continues to serve as such following his retirement with the Company's consent, or (iii) following a change in control, unless the cessation of his employment following a change in control is a result of his death;

        (c) one year after the date upon which the Optionee ceases to be a director of the Company, but not less than five years after the date upon which he ceases to be an employee of the Company or a subsidiary, if (i) the cessation of his employment is a result of his retirement with the Company's consent and (ii) he continues
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        to serve as a director of the Company following the cessation of his employment;

        (d) one year after the date of the Optionee's death regardless of whether he ceases to be an employee of the Company or a subsidiary prior to his death (i) as a result of his disability or retirement with the Company's consent or (ii) following a change in control; or

        (e)  ten years after the Date of Grant.

        For the purposes of this agreement: "retirement with the Company's consent" shall mean the retirement of the Optionee prior to age 62, if the Board or the Committee determines that his retirement is for the convenience of the Company or a subsidiary, or the retirement of the Optionee at or after age 62 under a retirement plan of the Company or a subsidiary; "disability" shall mean that the Optionee has qualified for disability benefits under the Company's Long-Term Disability Program or any successor disability plan or program of the Company.

        In the event that the Optionee shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the Company or a subsidiary, the Option shall terminate at the time of that determination notwithstanding any other provision of this agreement.

        3. Payment of Exercise Price. The Exercise Price shall be payable (a) in cash in the form of currency or check or other cash equivalent acceptable to the Company, (b) by transfer to the Company of nonforfeitable, unrestricted Common Shares that have been owned by the Optionee for at least six months prior to the date of exercise or (c) by any combination of the methods of payment described in Sections 3(a) and 3(b) hereof. Nonforfeitable, unrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Exercise Price shall be valued on the basis of their fair market value as determined by the Committee from time to time. Subject to the terms and conditions of Section 6 hereof, and subject to any deferral election the Optionee may have made pursuant to any plan or program of the Company, the Company shall cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Exercise Price in full.

        4. Crediting of Deferred Dividend Shares. Each Deferred Dividend Share represents the right of the Optionee to receive one Common Share if and when the Deferred Dividend Share becomes nonforfeitable in accordance with Section 5(a) hereof. Upon the determination by the Committee of the number of Deferred Dividend Shares to be credited in accordance with this Section 4, Deferred Dividend Shares shall be credited annually to the Optionee as of December 31 of each year that the Option remains in effect and any portion thereof remains unexercised. The number of Deferred Dividend Shares to be credited to the Optionee for any calendar year shall be determined as follows: (a) the total amount per
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        share of cash dividends that were paid on the outstanding Common
        Shares during the calendar year shall be multiplied by the total number of Common Shares then covered by both exercisable and unexercisable portions of the Option, including any Deferred Dividend Shares that shall have been previously credited to the Optionee hereunder and remain subject to forfeiture pursuant to
        Section 5(a) hereof; (b) the product of the arithmetical operation described in Section 4(a) hereof shall then be divided by the average closing price of the Common Shares, as reported on the New York Stock Exchange or other national market on which the Common Shares are then principally traded, for the 10 trading dates immediately preceding December 31; (c) the quotient of the arithmetical operation described in Section 4(b) hereof shall be the number of Deferred Dividend Shares that shall be credited to the Optionee for the calendar year; provided, however, that no Deferred Dividend Shares shall be credited to the Optionee for any calendar year in which the total net income per share of the outstanding Common Shares is not at least 250 percent of the total amount of cash dividends per share that were paid on the outstanding Common Shares during that calendar year, and no Deferred Dividend Shares shall be credited to the Optionee following the cessation of his employment with the Company or a subsidiary, regardless of the circumstances under which the cessation of his employment occurred and notwithstanding that the term of the Option or any Deferred Dividend Share remains in effect.

        5. Vesting and Issuance of Deferred Dividend Shares. (a) A Deferred Dividend Share shall become nonforfeitable upon the earlier to occur of (i) the expiration of a period of four years from the date as of which it is credited to the Optionee on the records of the Company, if the Optionee shall have remained in the continuous employ of the Company or a subsidiary during that period, or (ii) the termination of the Optionee's employment with the Company or a subsidiary following a change in control or as a result of his death, disability or retirement with the Company's consent. If the Optionee ceases to be an employee of the Company or a subsidiary under any circumstances other than those described in Section 5(a)(ii) hereof, any Deferred Dividend Shares that shall have been previously credited to the Optionee hereunder and remain subject to forfeiture at the time of the cessation of his employment shall thereupon be forfeited automatically and without further notice unless otherwise determined by the Committee.

        (b) Subject to the terms and conditions of Section 6 hereof, and subject to any deferral election the Optionee may have made pursuant to any plan or program of the Company, Deferred Dividend Shares shall be issuable to the Optionee at the time when they become nonforfeitable in accordance with Section 5(a) hereof.

        6. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this agreement, the Option shall not be exercisable and the Company shall not be obligated to issue any Common Shares in payment of Deferred Dividend Shares if the exercise or issuance thereof would result in a violation of any such law. To the extent that the Ohio Securities Act shall be applicable to the Option, the Option shall not be exercisable and the Company shall not be obligated to issue any Common Shares in payment of Deferred Dividend Shares unless the Common Shares or other securities covered by the Option or to be issued in payment of Deferred Dividend Shares are (a) exempt from registration thereunder, (b) the subject of a transaction that is exempt from compliance therewith, (c) registered by description or qualification thereunder or (d) the subject of a transaction that shall have been registered by description thereunder.

        7.   Transferability and Exercisability.

        (a) Except as provided in Section 7(b) below, neither the Option nor any Deferred Dividend Shares, including any interest in either thereof, shall be transferable by the Optionee except by will or the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee only by him or, in the event of his legal incapacity to do so, by his guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

        (b) Notwithstanding Section 7(a) above, the Option, any Deferred Dividend Shares, or any interest in either thereof, may be transferable by the Optionee, without payment of consideration therefor, to any one or more members of the immediate family of Optionee (as defined in Rule 16a-1(e) under the Exchange Act), or to one or more trusts established solely for the benefit of such members of the immediate family or to partnerships in which the only partners are such members of the immediate family of the Optionee; provided, however, that such transfer will not be effective until notice of such transfer is delivered to the Company; and provided, further, however, that any such transferee is subject to the same terms and conditions hereunder as the Optionee.

        8. Adjustments. The Committee shall make any adjustments in the Exercise Price and the number or kind of shares of stock or other securities covered by the Option or to be issued in payment of Deferred Dividend Shares that the Committee may determine to be equitably required to prevent any dilution or expansion of the Optionee's rights under this agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) other transaction or event having an effect similar to any of those referred to in Section 8(a) or 8(b) hereof. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of the Optionee's rights under this agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.

        9. Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with any exercise of the Option or payment of Deferred Dividend Shares, the Optionee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Common Shares that are issuable to the Optionee upon the exercise of the Option or payment of Deferred Dividend Shares. If such election is made, the shares so surrendered by the Optionee shall be credited against any such withholding obligation at their fair market value (as determined by the Committee from time to time) on the date of such surrender.

        10. Right to Terminate Employment. No provision of this agreement shall limit in any way whatsoever any right that the Company or a subsidiary may otherwise have to terminate the employment of the Optionee at any time.

        11. Relation to Other Benefits. Any economic or other benefit to the Optionee under this agreement or the Plan shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a subsidiary.

        12. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee with respect to the Option or the Deferred Dividend Shares without the Optionee's consent.

        13. Severability. In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

        14. Governing Law. This agreement is made under, and shall be construed in accordance with, the laws of the State of Ohio.

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        This agreement is executed by the Company on this 21st day of
        April, 1998.

                       THE  TIMKEN  COMPANY

                   By  ___________________________
                       Stephen A. Perry
                       Senior Vice President
                       Human Resources, Purchasing & Communications

        The undersigned Optionee hereby acknowledges receipt of an executed original of this agreement and accepts the Option granted hereunder and the right to receive Deferred Dividend Shares with respect to the Common Shares covered thereby, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.

                      ______________________________
                            Optionee
                      Date:  _________________________